UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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[ ]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to §240.14a-12.

ClearOne, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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CLEARONE, INC.
Notice of Special Meeting in Lieu of Annual Meeting of Shareholders

Date	May 30, 2025

Time	9:30 a.m. Mountain time

Place	5225 Wiley Post Way, Suite 500, Salt Lake City, UT 84116

Record date	May 9, 2025. Only shareholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Special Meeting.

Proxy voting

This proxy statement (“Proxy Statement”) is being furnished to the shareholders (the “Shareholders”) of ClearOne, Inc., a Delaware corporation (the “Company” or “ClearOne”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) from the Shareholders for use at the Special Meeting in Lieu of Annual Meeting of Shareholders to be held at 9:30 a.m., Mountain Time, on Friday, May 30, 2025, and any continuations, postponements or adjournments thereof (the “Special Meeting”).

If you plan to attend the Special Meeting, please note that for security reasons, before being admitted you must present your proof of stock ownership (or if you hold your shares in street name, a signed legal proxy from your bank, broker or other nominee giving you the right to vote your shares) and valid photo identification at the door. All hand-carried items will be subject to inspection, and any bags, briefcases, or packages must be checked at the registration desk prior to entering the meeting room. If you do not have proof of ownership and valid photo identification, you will not be admitted to the Special Meeting. Please also note that the use of cell phones, smartphones, pagers, recording and photographic equipment and/or computers is strictly prohibited at the Annual Meeting. No recording of the Special Meeting is permitted, including audio and video recording. If you need to obtain directions on how to attend the Special Meeting and vote in person, please contact our corporate offices at +1 (801) 975-7200.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR SPECIAL MEETING IN LIEU OF ANNUAL MEETING TO BE HELD ON MAY 30, 2025.

Because we have elected to utilize the “full set delivery” option, we are delivering to all Shareholders paper copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly accessible website. Our proxy statement, form of proxy card, and Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”) are available online at www.colonialstock.com/clro2024.

On or about May 13, 2025, we will have sent to our Shareholders a proxy statement, a form of proxy card, and the 2024 Annual Report. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions, including regarding the 2024 Annual Report, to management at the Special Meeting, which is being held, in part, to satisfy the 2024 annual meeting requirement under Delaware law and our bylaws and the requirement of the Nasdaq Stock Market LLC to have held an annual meeting within twelve months of our fiscal year ended December 31, 2023. Accordingly, the Special Meeting is being held in lieu of and shall constitute the Company’s 2024 annual meeting of shareholders.

Items of business

1.     To elect three members of our Board of Directors;

2.     To approve an amendment to the Company’s Certificate of Incorporation to increase our authorized shares of Common Stock from 50,000,000 to 150,000,000 shares;

3.     To approve an amendment to approve an amendment to the Company’s Certificate of Incorporation to authorize 50,000,000 shares of “blank check” Preferred Stock;

4.     To approve an amendment to the Company’s Certificate of Incorporation on or before June 2, 2025, at the discretion of the Board of Directors, to effect a reverse stock split of the Company’s outstanding shares of common stock by a ratio of between 1-for-10 to 1-for-15, with such ratio to be determined at the discretion of the Board of Directors;

5.     To approve an amendment to the Company’s Certificate of Incorporation to eliminate the prohibition against shareholders acting by written consent and expressly authorize shareholders to act by written consent;

6.     To recommend, by non-binding vote, the frequency of the advisory vote on compensation of named executive officers;

7.     To transact such other business as may properly come before the meeting or any adjournment thereof.

The items of business are more fully described in the proxy statement accompanying this notice.

Sincerely,

Simon Brewer
Chief Financial Officer and Corporate Secretary

Salt Lake City, Utah
May 13, 2025

Notice of Special Meeting in Lieu of Annual Meeting of Shareholders
Proxy Statement

This proxy statement is solicited by and on behalf of the Board of Directors of ClearOne, Inc., a Delaware corporation (hereinafter referred to as the “Company,” “ClearOne,” “we,” “us” or “our”), for use at the Special Meeting in Lieu of Annual Meeting of Shareholders (the “Special Meeting”), to be held on May 30, 2025 at 5225 Wiley Post Way, Suite 500, Salt Lake City, UT 84116, at 9:30 A.M. local time, or at any continuations thereof.

These proxy solicitation materials will be distributed on or about May 13, 2025 to all shareholders entitled to vote at the meeting.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

How is ClearOne distributing the proxy materials?

ClearOne has elected to utilize the “full set delivery” option. We are delivering to all shareholders paper copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly accessible website. Our proxy statement, form of proxy card, and Annual Report on Form 10-K for the year ended December 31, 2024 are available online at www.colonialstock.com/clro2024.

On or about May 13, 2025, we will have sent to our stockholders a proxy statement, a form of proxy card, and the Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”).

What is the purpose of this Proxy Statement and accompanying Proxy?

A Proxy Statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated two of our officers with full power of substitution as proxies for the Special Meeting. These officers are Derek L. Graham and Simon Brewer.

The Board of Directors is soliciting your proxy to give all shareholders of record the opportunity to vote on matters that will be presented at the Special Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

What is the purpose of the Special Meeting?

The Special Meeting is being held, in part, to satisfy the 2024 annual meeting requirement under Delaware law and our bylaws and the requirement of the Nasdaq Stock Market LLC to have held an annual meeting within twelve months of our fiscal year ended December 31, 2023. Delaware law requires that we hold an annual meeting within 13 months of the end of our fiscal year, and our bylaws require our annual meeting to be held within 13 months of the preceding year’s annual meeting. In addition, Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders within 12 months after the end of each fiscal year. Our last annual meeting of stockholders was held on December 28, 2023. As previously disclosed in the Company’s Form 8-K filed with the SEC on November 25, 2024, a Special Transaction Committee (the “Special Transaction Committee”) of the Board of Directors has been conducting a comprehensive review of strategic alternatives focused on maximizing shareholder value, including but not limited to, equity or debt financing alternatives, merger and acquisition transactions, divestiture of assets, licensing opportunities, joint ventures, collaborations or other partnerships with other companies, or a spin-off of the Company’s current business and operations to its current stockholders (each, a “Strategic Transaction”).

As the Special Transaction Committee and management team focused on the ongoing review of potential Strategic Transactions, the Company determined to delay its 2024 annual meeting of stockholders (the “2024 Annual Meeting”). As a result of the delayed 2024 Annual Meeting, on January 10, 2025, the Company received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) informing the Company that because the Company did not hold an annual meeting of stockholders in 2024, the Company is not in compliance with the requirement to conduct an annual meeting of stockholders no later than one year after the end of its fiscal year, as set forth in Nasdaq Marketplace Rule 5620(a) (the “Annual Meeting Requirement”).

In order to regain compliance with the Annual Meeting Requirement, the Special Meeting shall constitute the 2024 Annual Meeting. In addition to sending our stockholders this Proxy Statement, we are also sending the 2024 Annual Report, so that at the Special Meeting, shareholders may discuss and ask questions of Management with respect to the 2024 Annual Report.

The purpose of the Special Meeting is to:

1.     To elect three members of our Board of Directors;

2.     To approve an amendment to the Company’s Certificate of Incorporation to increase our authorized shares of Common Stock from 50,000,000 to 150,000,000 shares;

3.     To approve an amendment to approve an amendment to the Company’s Certificate of Incorporation to authorize 50,000,000 shares of “blank check” Preferred Stock;

4.     To approve an amendment to the Company’s Certificate of Incorporation on or before June 2, 2025, at the discretion of the Board of Directors, to effect a reverse stock split of the Company’s outstanding shares of common stock by a ratio of between 1-for-10 to 1-for-15, with such ratio to be determined at the discretion of the Board of Directors;

5.     To approve an amendment to the Company’s Certificate of Incorporation to eliminate the prohibition against shareholders acting by written consent and expressly authorize shareholders to act by written consent;

6.     To recommend, by non-binding vote, the frequency of the advisory vote on compensation of named executive officers;

7.     To transact such other business as may properly come before the meeting or any adjournment thereof.

Although the Board of Directors does not anticipate that any other issues will come before the Special Meeting, your completed and executed proxy gives the official proxies the right to vote your shares that you are entitled to vote in accordance with your instructions at the Special Meeting.

What is the record date for voting at the Special Meeting?

The record date for purposes of determining the number of outstanding shares of our common stock eligible to vote at the Special Meeting, and for determining the shareholders entitled to vote at the Special Meeting, is the close of business on May 9, 2025 (the “Record Date”). As of the Record Date, 25,992,995 shares of common stock were issued and outstanding. No other series of stock is outstanding. Holders of the shares of common stock have no preemptive rights. The transfer agent for the common stock is:

Colonial Stock Transfer Company, Inc.
7840 S. 700 E.
Sandy, UT 84070
Phone: 801-355-5740
Fax: 801-355-6505

What is the quorum requirement for the Special Meeting?

A quorum must be present at the meeting in order for the shareholders to take official action. Under Delaware law and our Certificate of Incorporation and Bylaws, a quorum will exist if a majority of the total number of shares entitled to vote are present, in person or by proxy.

What is a broker non-vote and how is it counted?

Under applicable rules, brokers are permitted to vote their customers’ stock held in street name on routine matters when the brokers have not received voting instructions from their customers. However, brokers are not allowed to vote their customers’ stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.

What routine matters will be voted on at the Special Meeting?

There are no routine matters on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

What non-routine matters will be voted on at the Special Meeting?

All of the matters to be voted upon at the Special Meeting are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers. Your broker will not be allowed to vote your shares on any non-routine matters without your specific instructions. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

How many votes are needed to approve each Proposal?

On all matters, except as otherwise provided by Delaware law, each holder of common stock will be entitled to one vote for each share of common stock held on the Record Date. Assuming that a quorum is present, the votes needed to approve each Proposal are set forth below.

Proposal 1 – The Election of Directors: In the election of directors, shareholders will not be allowed to cumulate their votes. The election of directors will be determined by plurality vote. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Proposal 2 – Amendment to Certificate of Incorporation to Increase Authorized Shares of Common Stock From 50,000,000 to 150,000,000 shares: The approval of an amendment to our certificate of incorporation must receive “For” votes from the holders of a majority of shares of voting capital stock issued and outstanding. Broker non-votes and abstentions will have the same effect as an “Against” vote.

Proposal 3 – Amendment to Certificate of Incorporation to Authorize 50,000,0000 shares of “Blank Check” Preferred Stock: The approval of an amendment to our certificate of incorporation must receive “For” votes from the holders of a majority of shares of voting capital stock issued and outstanding. Broker non-votes and abstentions will have the same effect as an “Against” vote.

Proposal 4 – Amendment to Certificate of Incorporation to Authorized A Reverse Stock Split by a Ratio of Between 1-for-10 to 1-for-15: The approval of an amendment to our certificate of incorporation must receive “For” votes from the holders of a majority of shares of voting capital stock issued and outstanding. Broker non-votes and abstentions will have the same effect as an “Against” vote.

Proposal 5 – Amendment to Certificate of Incorporation to Allow Shareholders to Eliminate the Prohibition Against Stockholders Acting by Written Consent and Expressly Authorize Shareholders to Act by Written Consent: The approval of an amendment to our certificate of incorporation must receive “For” votes from the holders of a sixty-six and two-thirds percent (66.66%) majority of shares of voting capital stock issued and outstanding. Broker non-votes and abstentions will have the same effect as an “Against” vote.

Proposal 6 – Non-Binding Advisory Vote of the Frequency of the Advisory Vote on Compensation of Named Executive Officers: In the non-binding advisory vote on the frequency of the advisory votes on executive compensation, the approval will be determined by a majority of votes cast. Abstentions and broker non-votes will not affect the outcome of the non-binding advisory vote on the frequency of the advisory votes on executive compensation.

Proposal 7 – Other Matters: Any other matter properly presented for approval by the shareholders at the Special Meeting will generally be approved if the number of votes cast in favor of such matter exceeds the number of votes cast in opposition. With respect to any such matter, abstentions and broker non-votes are not likely to affect the outcome of a vote on such matter. We are not currently aware of any other matters to be presented at the Special Meeting.

What are the Board of Director’s recommendations on the Proposals?

The Board of Directors recommends that shareholders cast their votes on the Proposals as follows:

●	Proposal 1 – ”FOR” the election of all three director nominees;

●	Proposal 2 – ”FOR” the approval of the amendment to our certificate of incorporation to increase the authorized shares of Common Stock from 50,000,000 to 150,000,000 shares;

●	Proposal 3 – ”FOR” the approval of the amendment to our certificate of incorporation to authorize 50,000,000 shares of “Blank Check” Preferred Stock;

●	Proposal 4 – ”FOR” the approval of the amendment to our certificate of incorporation to authorize a reverse stock split by a ratio of between 1-for-10 to 1-for-15;

●	Proposal 5 – ”FOR” the approval of the amendment to our certificate of incorporation to eliminate the prohibition against shareholders acting by written consent and expressly authorize shareholders to act by written consent;

●	Proposal 6 – ”EVERY THREE YEARS” for the non-binding advisory vote of the frequency of the advisory vote on compensation of named executive officers; and

●	Proposal 7 – “FOR” such other matters properly presented by the Board of Directors for approval by the Shareholders at the Special Meeting.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Colonial, our transfer agent, you are a “shareholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

Will I get more than one copy of the proxy statement or annual report if there are multiple shareholders at my address?

In some cases, only one copy of this proxy statement or 2024 Annual Report is being delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon a written or oral request, a separate copy of this proxy statement or the 2024 Annual Report to a shareholder at a shared address to which a single copy of the document was delivered. Shareholders sharing an address may also submit requests for delivery of a single copy of the proxy statement or 2024 Annual Report, but in such event will still receive separate proxies for each account. To request separate or single delivery of these materials now or in the future, a shareholder may submit a written request to the Corporate Secretary, ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116 or a shareholder may make a request by calling the Corporate Secretary at (801) 975-7200, or by contacting our transfer agent, Colonial Stock Transfer Company, Inc, 7840 S. 700 E., Sandy, UT 84070 or calling (801) 355-5740.

How do I vote?

If your shares of common stock are held in street name by a broker, bank or other nominee, you will receive information from your nominee as to how to instruct them to vote your shares of common stock for each of the Proposals discussed in this proxy statement.

If you are a shareholder of record and hold common stock in your own name, you may give instructions on how to vote your shares of common stock by following the instructions on the proxy card on how to vote over the Internet, by phone, or by mail by completing, signing, dating and returning the proxy card.

By completing and submitting the proxy (whether over the internet, by telephone, or by signing, dating and mailing the accompanying proxy card), the shareholder authorizes Derek L. Graham, Chief Executive Officer, and Simon Brewer, Corporate Secretary and Chief Financial Officer, as designated on the face of the proxy, to vote all shares for the shareholder. All proxies that are properly completed and submitted will be voted as the shareholder directs. If no direction is given, executed proxies will be voted FOR the election of all three director nominees, FOR

Proposals 2, 3, 4, 5 and 7, and “EVERY THREE YEARS” for the non-binding advisory vote on the frequency of the advisory votes on compensation of our names executive officers. Votes will be tabulated by Colonial.

How do I revoke my proxy?

You may revoke your proxy before the vote is taken at the Special Meeting by:

●	completing, signing and submitting a new proxy with a later date;

●	attending the Special Meeting and voting in person; or

●	filing a signed, written notice of revocation with the Corporate Secretary of the Company.

Your attendance at the Special Meeting will not automatically revoke your proxy.

If the common stock you own is held on your behalf by a broker, bank or other nominee, you must contact the nominee to receive instructions as to how you can revoke your proxy.

You may obtain an additional proxy card by writing to Corporate Secretary, ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

Where can I find the voting results of the Special Meeting?

We will announce the preliminary voting results at the Special Meeting and disclose the final voting results in a current report on Form 8-K filed with the SEC within four (4) business days of the date of the Special Meeting, unless only preliminary voting results are available at that time. To the extent necessary, we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. You may access or obtain a copy of these and our other reports filed with the SEC free of charge on our web site at http://www.clearone.com. Also, such Form 8-K, any amendments thereto and other reports we file with the SEC are available to you over the Internet at the SEC’s web site at http://www.sec.gov.

How can I view the shareholder list?

A complete list of shareholders of record entitled to vote at the Special Meeting will be available for viewing during ordinary business hours for a period of ten (10) days before the Special Meeting at our offices located at 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

Who pays for the proxy solicitation related to the Special Meeting?

We will bear the costs of the solicitation. The solicitation of proxies by the Board of Directors will be conducted primarily by mail and through the Internet. Additionally, our officers, directors and employees may solicit proxies personally or by telephone, email or other forms of wire or facsimile communication. These officers, directors and employees will not receive any extra compensation for these services. We may reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our common stock as of the record date.

How can I obtain a copy of the 2024 Annual Report?

We will be mailing the 2024 Annual Report along with a proxy statement and a proxy card. We will also provide, without charge, a printed copy of our 2024 Annual Report, to each shareholder of record as of the record date that requests a copy in writing. Any such requests should be directed to our Corporate Secretary at our corporate offices set forth in this proxy statement.

You may also access or obtain a copy of our 2024 Annual Report and other reports filed with the SEC free of charge on our web site at http://www.clearone.com, or at the SEC’s web site at http://www.sec.gov. The 2024 Annual Report contains financial and other information about our company but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the “Audit and Compliance Committee Report” shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Certificate of Incorporation and bylaws provide that our Board of Directors shall consist of not less than three or more than nine members as determined by the Board of Directors or our shareholders from time to time. The Board of Directors has currently fixed the number of directors at four. The term of each of our directors expires at the Special Meeting. As previously disclosed in the Company’s Current Report on Form 8-K as filed with the SEC on November 25, 2024, Larry Hendricks advised the Board of Directors that he would not stand for re-election to the Board at the next annual or special meeting of stockholders at which directors are elected. Mr. Hendricks’ decision to not stand for re-election was not the result of any disagreement with the Company.

We have nominated current directors Ms. Higley, Mr. Robinson and Mr. Whaley for election at the meeting to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by our Board of Directors. The Board of Directors has no reason to believe any nominee will be unable or will decline to serve as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN.

Directors and Nominees for Director

The following table sets forth certain information regarding our three nominees for election as directors at the Special Meeting, including our three current directors continuing in office.

Name	Age	Position	Director Since
Eric. L Robinson	58	Chairman and Director (1)	2015
Lisa B. Higley	57	Director	2020
Bruce Whaley	74	Director (1)	2019

(1)	Member of the Audit and Compliance Committee, Compensation Committee and Nominating Committee.

Eric. L Robinson has served as a director of our company since July 2015 and was named Chairman of the Board in February 2022. Mr. Robinson spent fourteen years in private practice as a corporate attorney, including eleven years as a partner in the Salt Lake City, Utah law firm of Blackburn & Stoll, LC. Mr. Robinson’s law practice focused on securities, corporate and other business transactions. For the past five years, Mr. Robinson has been principally employed by MicroPower Global Limited, a company in the semiconductor business, OUR Rescue, Inc. and as a private attorney. At MicroPower, Mr. Robinson acted as General Counsel, Chief Financial Officer and a director. At OUR Rescue, Inc. he acts as VP of Legal Affairs. Mr. Robinson also maintains a law practice and serves as counsel to a number of companies in the fields of regenerative medicine and commercial construction. Mr. Robinson previously served as chief financial officer, in-house counsel, secretary and treasurer of ActiveCare, Inc. from July 2016 until his voluntary resignation in June 2017, and subsequent to Mr. Robinson’s departure, ActiveCare filed a voluntary bankruptcy petition under Chapter 11 of the U.S. Bankruptcy Code on July 15, 2018. His legal practice included working with companies in connection with public and private offerings of securities, corporate partnering, mergers and acquisitions, licensing technology transfer, contracts and construction. He graduated from the University of Utah with honors with a B.S. degree in accounting and he subsequently passed the CPA exam (unlicensed). He graduated from Vanderbilt University with a J.D. where he graduated Order of the Coif and acted as a Managing Editor of the Law Review. Mr. Robinson has previously served as corporate and securities legal counsel to the Company and the Company’s largest shareholder, E. Dallin Bagley.

Lisa B. Higley was appointed a director of our Company effective July 20, 2020. Ms. Higley has been self-employed as a CPA since June 2009. Previously, she was the CFO for Daisy D’s Paper Company from March 2007 until January 2009, where she managed all aspects of the company’s financial and accounting responsibilities. Additionally, Ms. Higley was the CFO for Tunex International from April 2006 to March 2007 where she was accountable for all financial aspects of the corporation. Prior to that, Ms. Higley was a staff tax accountant at Wisen, Smith, Racker & Prescott LLP from February 2004 to April 2006. Ms. Higley earned her Bachelor of Science in

Accounting from the University of Oregon and her MBA from Utah State University, and has been a Utah CPA since 2004. Ms. Higley is the daughter of Edward D. Bagley, our former Chairman of the Board. Mr. Edward D. Bagley beneficially owns 49.60% of our issued and outstanding common stock.

Bruce Whaley was appointed a director of our Company effective April 16, 2019. Mr. Whaley has extensive experience as a stockbroker for nearly five decades. Mr. Whaley is currently a broker trading at Wilson & Davis, a regional brokerage firm based in Salt Lake City, Utah. He has been with Wilson & Davis since 1988. Until March 2023, Mr. Whaley also held a real estate license and worked as a real estate agent for Coldwell Banker. Mr. Whaley attended the University of Utah between 1968 and 1971 and studied many subjects including business administration, accounting and finance. He did not graduate with a degree.

CORPORATE GOVERNANCE

Information Relating to Corporate Governance and the Board of Directors

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Hendricks, Robinson and Whaley are independent directors, as “independence” is defined by the listing standards of NASDAQ. This determination was made because Messrs. Hendricks, Robinson and Whaley have no relationship with us that would interfere with their exercise of independent judgment.

Our Board of Directors has an Audit and Compliance Committee, a Compensation Committee, and a Nominating Committee, each consisting entirely of independent directors.

Our Board of Directors has adopted charters for the Audit and Compliance, Compensation and Nominating Committees describing the authority and responsibilities delegated to each committee by the Board. We post on our website at www.clearone.com the charters of our Audit and Compliance, Compensation and Nominating Committees, our Code of Ethics, and any amendments or waivers thereto and any other corporate governance materials contemplated by SEC or NASDAQ regulations. These documents are also available in print to any shareholder requesting a copy in writing from our Corporate Secretary at our corporate offices located at the address set forth in this proxy statement.

Board Leadership Structure

The Board believes that there is no one best leadership structure model that is most effective in all circumstances. The Board adheres to a flexible approach to the question of whether to separate the positions of Chairman and Chief Executive Officer (“CEO”) and the necessity of a lead independent director, and will consider a variety of factors in making a decision, including, but not limited to, the current performance of the Company and the experience, knowledge and temperament of the Chief Executive Officer. The Board remains flexible and committed to a strong corporate governance structure and board independence. The Board is committed to adopting corporate management and governance policies and strategies that promote our effective and ethical management. In this regard, the Board strongly believes that it should have maximum flexibility in deciding whether the offices of Chairman and Chief Executive Officer are combined or separate and, if separate, whether the Chairman should be an independent director or an employee.

The roles of Chairman and Chief Executive Officer were separated in February 2022 when Mr. Robinson was named Chairman of the Board in light of Mr. Robinson’s leadership, experience, and knowledge of the Company and its shareholders. The Board determined and continues to believe that it was in our best interests and our stockholders’ best interests to separate the roles of Chairman and Chief Executive Officer.

The Chief Executive Officer and the independent directors have different perspectives and roles in strategy development. The Chief Executive Officer brings Company-specific experience and expertise, while the Company’s independent directors bring experience, oversight, and expertise from outside the Company and its industry. The Board believes its independent directors provide effective oversight of management, and that the separation of Chief Executive Officer and Chairman together with a Board whose majority of directors are independent, provides the appropriate balance between independent oversight of management and the development of strategy.

Board Role in Risk Oversight

The Board of Directors is responsible for overseeing the management of the business and affairs of the Company, but delegates day-to-day management of the Company to the Chief Executive Officer and our executive management team. The Board of Directors is generally responsible for risk oversight, and the Audit and Compliance Committee assists the Board in fulfilling its responsibilities for general oversight of risk assessment and risk management. In addition, the other Board committees are also tasked with specific risk oversight functions pursuant to the terms of the committee charters or applicable NASDAQ rules. The Board as a whole and the various standing committees, in performing their respective risk oversight functions, have access to our company’s management team and external advisors, as necessary, and receive periodic presentations and reports from management, and incidental reports as matters arise with respect to strategic, operational, financial, legal or other risks and the plans management has to control such risks.

Committees of the Board of Directors

Audit and Compliance Committee. The Audit and Compliance Committee meets to review and discuss our accounting practices and procedures with management and independent public accountants and to review our quarterly and annual financial statements. The Audit and Compliance Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and reporting practices.

The Audit and Compliance Committee’s primary duties include reviewing the scope and adequacy of our internal accounting and financial controls; reviewing the independence of our independent registered public accounting firm; approving the scope of our independent registered public accounting firm’s audit activities; approving the fees of our independent registered public accounting firm; approving any non-audit related services; reviewing the audit results; reviewing the objectivity and effectiveness of our internal audit function; and reviewing our financial reporting activities and the application of accounting standards and principles.

The members of the Audit and Compliance Committee are Eric L. Robinson (Chairman), Larry R. Hendricks and Bruce Whaley. Each member of the audit committee, in addition to being independent under the standards of NASDAQ, is independent under the standards of the Securities and Exchange Commission’s rules and regulations pertaining to listed company audit committees. The Board of Directors has determined that Eric L. Robinson is an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC.

Compensation Committee. The Compensation Committee is responsible for overseeing, reviewing, and approving our executive compensation and benefit programs and administers the Company’s equity incentive plans for employees. Under its charter, the Compensation Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers of the Company, particularly the President and CEO with respect to compensation determinations for persons who are not executive officers of the Company. The members of the Compensation Committee are Bruce Whaley (Chairman), Larry R. Hendricks and Eric L. Robinson.

Our compensation objectives for executive officers are as follows:

●	to attract and retain highly qualified individuals capable of making significant contributions to the long-term success of our company;

●	to use incentive compensation to reinforce strategic performance objectives;

●	to align the interest of our executives with the interests of our shareholders such that the risks and rewards of strategic decisions are shared; and

●	to reflect the value of each officer’s position in the marketplace and within our company.

Policies and Practices Related to ClearOne’s Compensation Program. We strive to create an overall compensation package for each executive officer that satisfies the aforementioned objectives, recognizing that certain elements of compensation are better suited to reflect different compensation objectives. For example, as base salaries are the only element of compensation that are fixed in amount in advance of the year in which the compensation will be earned, the Compensation Committee believes that it is most appropriate to determine base salaries with a focus on the market practices for similarly situated officers at comparable companies as adjusted to reflect the individual officer’s performance during the preceding year. In contrast, cash bonuses and long-term incentives are better able to reflect our company’s performance as measured by financial metrics and are well-suited to motivate officers to achieve specific performance goals that the Compensation Committee has determined are in the best interests of our company. Equity grants are also well-suited to drive long-term performance and align management’s interests with those of shareholders. The Compensation Committee believes that as an officer’s responsibility increases, so does his or her ability to influence the performance of our company and accordingly, the proportion of his or her compensation that consists of his or her salary and cash bonus should decrease while the proportion of equity incentives to total compensation should increase.

Comparable Companies. In making compensation decisions, including assessing the competitiveness of the total compensation structure for each named executive officer, the Compensation Committee considers compensation survey data from companies that the Compensation Committee has selected as comparable in terms of industry, size and location. The Compensation Committee periodically reviews the companies that are included as comparable companies and makes revisions to the group as appropriate. The Compensation Committee also reviews executive compensation information for several Utah based publicly-traded companies having revenues similar to those of the Company.

Equity Grant Practices. The Compensation Committee recognizes the importance of equity ownership in the alignment of shareholder and management interests. The exercise price of each stock option awarded to our executive officers under our incentive compensation programs is equal to the closing price of our common stock on the date of grant, which is the date when the Compensation Committee acts to approve equity awards for senior executives. Performance-based equity awards are also granted to our named executive officers at this time.

The Compensation Committee establishes the criteria, and directs the implementation, of all compensation program elements for the executive officers. The Compensation Committee considers the Chief Executive Officer’s appraisal of other executive officers’ general performance and looks especially to performance against predetermined goals before making its recommendation to the Board of Directors. The Chief Executive Officer recommends for the Compensation Committee’s approval the stock option grants and compensation related to achievement of non-quantitative goals under non-equity-based incentive plans for other executive officers. The Compensation Committee did not employ any compensation consultants during the year ended December 31, 2024.

Nominating Committee. The Nominating Committee is responsible for overseeing the nomination of our directors. The Nominating Committee selects, evaluates, and recommends to the full Board of Directors qualified candidates for election to the Board of Directors. The members of the Nominating Committee are Larry R. Hendricks (Chairman), Eric L. Robinson, and Bruce Whaley.

The Board of Directors will consider recommendations by shareholders for director nominees if the names of those nominees and relevant biographical information are submitted in writing to our company’s Secretary in the manner described for shareholder nominations below under the heading “Shareholder Proposals.” The Nominating Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by shareholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s business. All director nominations, whether submitted by a shareholder, the Nominating Committee, or the Board of Directors, will be evaluated in the same manner. All of the current nominees for director were recommended by the Nominating Committee and nominated by the Board of Directors. All director nominees have consented to serve as directors, if elected, until the next annual meeting of shareholders or until their successors are elected and qualified and have consented to be named as nominees.

Special Transaction Committee. In November 2024, the Board of Directors formed a Special Transaction Committee, consisting of Larry R. Hendricks, Eric L. Robinson and Bruce Whaley as its members. to oversee the Board’s comprehensive review of strategic alternatives focused on maximizing shareholder value, including but not limited to, equity or debt financing alternatives, merger and acquisition transactions, divestiture of assets, licensing opportunities, joint ventures, collaborations or other partnerships with other companies, or a spin-off of the Company’s current business and operations.

Board and Committee Meetings

Our Board of Directors held a total of 9 meetings in 2024. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board of Directors on which such director was a member. Although we currently have no formal policy with respect to the attendance of members of the Board of Directors at the Annual Meetings of Shareholders, we encourage each of our directors to attend each annual meeting of shareholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the Board of Directors on the same day as our annual meeting of shareholders. All members of our current Board of Directors attended the 2023 Annual Meeting of Shareholders.

In 2024, the Audit and Compliance Committee held 4 meetings, the Compensation Committee held 3 meetings, the Nominating Committee held no meetings and the Special Transaction Committee held no meetings.

Board Diversity

We believe that we and our Board benefit from diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

Board Diversity Matrix (as of April 25, 2025)
Total Number of Directors:	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:	1	3	0	0
Demographic Background:
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act, of 1934 as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership on Form 3 and reports of changes of ownership of our equity securities on Forms 4 and 5. Officers, directors, and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the reports furnished to us for the year ended December 31, 2024, we believe that each person who, at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such period.

Code of Ethics

The Board of Directors adopted a code of ethics that applies to our Board of Directors, executive officers, and employees. The Company’s Code of Ethics is posted on our website at www.clearone.com.

Insider Trading Policies and Procedures

The Company has adopted a Statement of Policy Regarding Compliance with Insider Trading Laws (the “Insider Trading Policy) that establishes policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees. The Insider Trading Policy requires compliance with all applicable laws, rules and regulations governing the offer and sale of securities and prohibits directors, officers and employees from engaging in transactions in the Company’s securities while in possession of material nonpublic information. The Insider Trading Policy establishes quarterly blackout periods during which trading in the Company’s securities is prohibited. These blackout periods begin 15 days prior to the end of each fiscal quarter and ends at the opening of trading on the first business day after the public dissemination of Company’s financial results for that quarter for a full trading day. In addition, the Insider Trading Policy requires senior officers and key employees to obtain pre-approval of any transactions in Company securities from the Company’s Compliance Officer under the Insider Trading Policy, which currently is the Interim Chief Financial Officer.

Nomination Procedures

No changes have been made to the procedures by which our shareholders may recommend nominees to our Board of Directors.

Audit and Compliance Committee

The Company has a separate Audit and Compliance Committee and its members are Eric L. Robinson (Chairman), Larry R. Hendricks and Bruce Whaley. The Board of Directors has determined that Eric L. Robinson is an “audit committee financial expert” and each member is independent in accordance with applicable rules and regulations of NASDAQ and the SEC.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers.

Name	Age	Position	Officer Since
Derek L. Graham	57	Chief Executive Officer	2022
Simon Brewer	46	Chief Financial Officer and Corporate Secretary	2024

Derek L. Graham is our Chief Executive Officer. He was appointed as Interim CEO in May 2022 and was confirmed as the permanent CEO in January 2023. He joined our company in July 2003 as Lead Engineer for Conferencing Cameras. In 2004, he was promoted to Engineering Operations Manager. In 2006, he was promoted to Director of Research and Development. In 2007, he was promoted to Sr. Director of Research and Development. In 2009, he was promoted to Vice President of Research and Development. In 2011, he was promoted to Sr. Vice President of Research and Development. In those prior roles, Derek was responsible for funding, staffing, and execution of parallel engineering programs that resulted in successful development of professionally installed audio and video conferencing, video streaming, wireless microphone, digital signage, and camera products. Derek is a named inventor on 13 patents. Prior to joining ClearOne, Derek held engineering and management positions at Intel Corporation in the areas of audio conferencing and telephony technologies. Mr. Graham earned a Bachelor of Science in Electrical Engineering, with highest honors, and a Master’s Degree in Electrical Engineering from the Georgia Institute of Technology.

Simon Brewer was appointed as Chief Financial Officer of ClearOne Inc. in April 2024, bringing over 25 years of experience in finance, operations, and leadership across technology, manufacturing, e-commerce, biotech, and non-profit sectors. He oversees the company’s finance and accounting functions, helping drive strategic initiatives to position ClearOne for scalable growth. Prior to ClearOne, Mr. Brewer was CFO and COO at an international non-profit dedicated to eradicating human trafficking (2021–2024), and CFO at Predictive Technology Group Inc. (2018–2021), leading its transition to a public company. He also held CFO roles at Norbest LLC (2016–2018) and senior finance and IT positions at Wilson Electronics (2013–2016) and Backcountry.com (2009–2013), consistently achieving revenue growth and operational efficiencies. Mr. Brewer transitioned to a dedicated accounting career at KPMG LLP (2005–2009), managing audits and advisory for high-profile clients, after beginning his career in 1999 as a programmer and accountant at Prospect Planet Dotcom. He holds a Master of Accounting and a Bachelor of Arts in Accounting (Cum Laude) with a Minor in Russian from the University of Utah and is a Certified Public Accountant (CPA) in Utah and Nevada and a Chartered Global Management Accountant (CGMA).

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or earned by each named executive officer for the years ended December 31, 2024 and 2023.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Salary	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Derek Graham, Chief Executive Officer (1)
Year ended December 31, 2024	$238,621	$24,336	$—	$20,096(3)	$283,053
Year ended December 31, 2023	$244,147	$21,900	$—	$100,000(3)	$366,047
Simon Brewer - Chief Financial Officer (2)
Year ended December 31, 2024	$193,846	$40,560	$—	$—	$234,406
Year ended December 31, 2023	$—	$—	$—	$—	$—

(1)	Derek L. Graham was appointed as Interim CEO on May 24, 2022 and became permanent CEO on Jan 26, 2023.
(2)	Simon Brewer was appointed Chief Financial Officer on April 15, 2024.
(3)	Bonuses reflect achievement of specific performance metrics approved by the Compensation Committee.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options by the named executive officers as of December 31, 2024.

Name	Number of Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Grant Date	Option Expiration Date
	Exercisable	Unexercisable
Derek Graham	10,000	—		2.500	12-14-2020	12-14-2026
	15,000	15,000	(1)	1.010	06-15-2023	06-15-2029
	—	60,000	(2)	0.490	11-27-2024	11-26-2030
Simon Brewer	—	100,000	(2)	0.490	11-27-2024	11-26-2030

(1)	One-third of the shares underlying each stock option vest on the first anniversary of the grant date and the remaining shares vest equally over a period of 24 months following the first anniversary of the grant date.
(2)	All of the shares underlying each stock option vest on the first anniversary of the grant date or upon a change of control; whichever occurs first.

OPTION EXERCISES AND STOCK VESTED

There were no exercises of stock options by named executive officers during 2024.

Potential Payments Upon Termination or Change in Control

Employment Agreements. As of the year ended December 31, 2024, none of our named executive officers was party to an employment or severance agreement with us, and each named executive officer’s employment was on an “at-will” basis, permitting either us or the executive to terminate his or her employment for any reason or for no reason.

Accelerated Stock Option Vesting Upon a Change in Control. For certain option grants to executive officers and directors, in the event of a change in control, all of such optionee’s unvested stock options will vest and become exercisable immediately prior to the event or the closing of the transaction causing the change in control.

Under the option grants, a “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders, or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less, such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

Except as otherwise set forth in an option grant, in the event of a change in control of our company, the Board of Directors has the sole authority to elect that the vesting of each outstanding option automatically accelerate so that each such option shall, immediately prior to the effective date of the corporate transaction, become fully exercisable for all of the shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of common stock.

At our stock price of about $[0.5325] per share on April 25, 2025, none of our named executive officers would benefit from any potential accelerated vesting of unvested stock options.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid to non-employee directors for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	Option Awards	Other Compensation	Total
Larry R. Hendricks	$36,400	$—	$—	$36,400
Lisa B. Higley	58,500	—	—	58,500
Eric L. Robinson	70,200	—	—	70,200
Bruce Whaley	36,400	—	—	36,400

All directors are reimbursed by the Company for their out-of-pocket travel and related expenses, if any, incurred in attending all Board of Directors and committee meetings. However, during 2024 no expenses were reimbursed to any director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

We recognize that transactions between us and any of our directors, executives or other related persons can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and shareholders. Therefore, as a general matter and in accordance with our Code of Ethics, it is our preference to avoid such transactions. Nevertheless, we recognize that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of our Company. Under the terms of its charter, our Audit and Compliance Committee reviews and, if appropriate, approves or ratifies any such transactions. Pursuant to the charter, the Committee will review any transaction in which we are or will be a participant and the amount involved exceeds $120,000, and in which any of our directors or executives had, has or will have a direct or indirect material interest. After its review, the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of our Company and our shareholders, as the Committee determines in good faith. The Company’s Board of Directors adopted the Company’s Related Party Transactions Policy on January 18, 2017. This policy is available on our website at http://investors.clearone.com/corporate-governance.

Related Party Transactions: Consulting Agreement with Edward D. Bagley

On June 3, 2015, the Company entered into a Consulting Agreement with Edward D. Bagley, former Chairman of the Board and greater than 10% shareholder (“Consulting Agreement”) which became effective on July 29, 2015 for an initial term of three years which was renewed in 2018 for an additional term of three years and renewed again in 2021 for an additional term of 3 years through 2024. Pursuant to the terms of the Consulting Agreement Mr. Bagley is paid a fee of $5,000 per month and is eligible to participate in our equity incentive programs and will be granted stock options commensurate with grants of stock options made to our directors. During 2024, he was paid $65,000 as consulting fees. During 2024, he did not receive any grant of stock options.

Director Independence

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Larry Hendricks, Eric Robinson and Bruce Whaley are independent directors, in accordance with the definition of “independence” under the listing standards of NASDAQ, because they have no relationship with us that would interfere with their exercise of independent judgment.

Our Board of Directors has an Audit and Compliance Committee, a Compensation Committee, a Nominating Committee, and a Special Transaction Committee, each consisting entirely of independent directors.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee of the Board of Directors is comprised of three directors, all of whom are independent as defined in NASDAQ and SEC rules and regulations. The members of the Audit and Compliance Committee are Eric L. Robinson (Chair), Larry R. Hendricks, and Bruce Whaley. Eric L. Robinson is the Board of Directors’ designated “audit committee financial expert” as that term is defined in the securities laws. The Audit and Compliance Committee serves as an independent and objective party to monitor and provide general oversight of the Company’s financial accounting and reporting process, selection of critical accounting policies, system of internal control, internal audit function, audit process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Audit and Compliance Committee performs these oversight responsibilities in accordance with its charter.

The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process, including its system of internal control over financial reporting. The Company’s independent registered public accountants, Tanner LLC, are responsible for expressing an opinion on the conformity of the Company’s 2024 audited financial statements to accounting principles generally accepted in the United States of America.

The Audit and Compliance Committee discussed with the Company’s independent registered public accountants the overall scope and plans for its audits. The Audit and Compliance Committee met with the Company’s independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.

In this context, the Audit and Compliance Committee hereby reports as follows:

1.     The Audit and Compliance Committee has reviewed and discussed the 2024 audited financial statements with the Company’s management, including the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

2.     The Audit Committee has discussed with the Company’s independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;

3.     The Audit and Compliance Committee has received the written disclosures and the letter from the Company’s independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit and Compliance Committee concerning independence, and has discussed with the Company’s independent registered public accountants the independent registered public accountants’ independence from management and the Company; and

4.     Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit and Compliance Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which were filed with the Securities and Exchange Commission on March 28, 2025.

The foregoing Audit and Compliance Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent the Company specifically incorporates this Audit and Compliance Committee Report by reference therein. Each of the members of the Audit and Compliance Committee is independent as defined under the standards of the NASDAQ Capital Market and the Securities and Exchange Commission, and meets all other requirements of such exchange and of such rules of the SEC.

Respectfully submitted by the members of the Audit and Compliance Committee.

Eric L. Robinson (Chair), Larry R. Hendricks and Bruce Whaley

PAY VERSUS PERFORMANCE

Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (or “CAP”), as defined by SEC rules, to the Company’s principal executive officer (“PEO”) and non-PEO named executive officer (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. The Compensation Committee does not utilize CAP as the basis for making compensation decisions.

The following table sets forth certain information regarding pay versus performance as of December 31, 2024.

Year (1)	Summary Compensation Table Total for PEO ($) (2)	Compensation Actually Paid to PEO ($) (3)	Summary Compensation Table Total for Non-PEO NEO ($) (2)	Compensation Actually Paid to Non-PEO NEO ($) (3)	ClearOne Total Shareholder Return ($) (4)	Net Income (Loss) ($000) (5)
2024	$283,053	$301,654	$313,016	$346,567	$96	$(8,983)
2023	366,047	366,476	364,940	324,129	90	(560)
2022	557,277	532,457	230,000	222,409	67	20,556
2021	418,750	378,848	251,625	227,684	57	(7,694)

(1)	Zeynep Hakimoglu served as PEO in and in 2022 till May 24, 2022, when her employment with ClearOne was terminated. Derek L. Graham served as PEO for the remaining part of 2022 and continued in the role for 2023 and 2024. Narsi Narayanan was our only Non-PEO NEO for 2021, 2022, 2023, and 2024 until his resignation effective March 1, 2024. Simon Brewer served as the Non-PEO NEO starting April 17, 2024.

(2)	Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable years in the case of our PEOs, Zeynep Hakimoglu and Derek Graham, and (ii) total compensation reported in the SCT for the applicable years for Narsi Narayana and Simon Brewer, our only Non-PEO NEOs for the applicable years.

(3)	Amounts reported in these columns represent compensation actually paid; adjustments were made to the amounts reported in the SCT for the applicable year.
(4)	Total Shareholder Return (“TSR”) is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31 of each of 2024, 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
(5)	The dollar amounts reported represent the amount of net income (loss) attributable to common stockholders reflected in our audited Consolidated Financial Statements included in our 2024, 2023, 2022 and 2021 Annual Reports on Form 10-K, respectively.

A reconciliation of the adjustments for PEOs (Zeynep Hakimoglu and Derek L. Graham) and for Non-PEO NEOs (Narsi Narayanan and Simon Brewer) is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP from SCT amounts. Equity values are calculated in accordance with FASB ASC 718.

	2024	2024	2023	2023	2022	2022	2021	2021
Name	PEO	Non-PEO NEO	PEO	Non-PEO NEO	PEO	Non-PEO NEO	PEO	Non-PEO NEO
Summary Compensation Table Total(1)	$283,053	$313,016	$366,047	$364,940	$557,277	$230,000	$418,750	$251,625
(-) Grant Date Fair Value of Option Awards Granted in Fiscal Year	(24,336)	(40,560)	(21,900)	(14,600)	—	—	—	—
(+) Fair Value at Fiscal Year End of Outstanding and Unvested Option Awards Granted in Fiscal Year	44,466	74,111	26,637	(8,697)	—	—	—	—
(+) Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Fiscal Years	—	—	(4,309)	(12,926)	(22,059)	(4,600)	(43,666)	(26,200)
(+) Fair Value at Vesting of Option Awards Granted in Fiscal Year that Vested During Fiscal Year	—	—	—	—	—	—	—	—
(+) Change in Fair Value as of Vesting Date of Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(1,529)	—	—	(4,588)	(2,761)	(2,991)	3,764	2,259
(-) Fair Value as of Prior Fiscal Year End of Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—	—	—	—	—	—
(+) Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Fiscal Year	—	—	—	—	—	—	—	—
Compensation Actually Paid	$301,654	$346,567	$366,476	$324,129	$532,457	$222,409	$378,848	$227,684

(1)	Unvested equity values are computed in accordance with the methodology used for financial reporting purposes.

Pursuant to Item 402(v) of SEC Regulation S-K, we are providing the following graphic descriptions of the relationships between information presented in the pay versus performance table provided above.

Relationship Between CAP and Total Shareholder Return (“TSR”)

The graph below reflects the relationship between the PEO and Non-PEO NEO CAP and our TSR.

Relationship Between CAP and Net Income (Loss)

The graph below reflects the relationship between the PEO and Non-PEO NEO CAP and Net Income (Loss) 1.

(1)	Represents the amount of net income (loss) reported in the Company’s audited financial statements for the applicable year.

PROPOSAL NO. 2

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES
OF COMMON STOCK FROM 50,000,000 TO 150,000,000 SHARES

Our Board of Directors has unanimously adopted a resolution (i) approving an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 shares to 150,000,000 shares, par value of $0.001 per share (the “Increase in Authorized Shares”) and (ii) directing that the Increase in Authorized Shares be submitted to the shareholders for approval at the Special Meeting. Approval of the Increase in Authorized Shares will grant the Board of Directors the authority, without further action by the shareholders, to carry out the amendment to the Certificate of Incorporation after the date shareholder approval for the amendment is obtained.

As of the Record Date, 25,992,995 shares of our Common Stock were issued and outstanding, 569,016 unissued shares of Common Stock are reserved for issuance in connection with outstanding options to purchase Common Stock, and 5,022,123 unissued shares of Common Stock are reserved for issuance in connection with outstanding warrants to purchase Common Stock.

Rights of Additional Authorized Shares of Common Stock

The additional shares of Common Stock resulting from the Increase in Authorized Shares, if and when issued, would be part of the existing class of Common Stock and would have rights and privileges identical to our Common Stock currently outstanding.

Potential Advantages of the Increase in Authorized Shares

Our Board of Directors believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares of Common Stock for such corporate purposes as may be determined by our Board of Directors to be necessary or desirable. Although the Company has not entered into any definitive plans, arrangements, or understandings for the remaining portion of the authorized but unissued shares of Common Stock that will be available following the Increase in Authorized Shares, the Company expects to do so in the near future to obtain external financing to provide additional working capital.

Once authorized, the additional shares of Common Stock may be issued with approval of our Board of Directors but without further approval of our shareholders, unless applicable law, rule or regulation requires shareholder approval.

Potential Disadvantages of the Increase in Authorized Shares

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current shareholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board of Directors from taking any appropriate actions not inconsistent with its fiduciary duties.

Procedure for Effecting the Increase in Authorized Shares

If this proposal is approved by our shareholders, our Board of Directors will cause the Increase in Authorized Shares to be implemented by filing an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The Increase in Authorized Shares will become effective on the date that it is filed.

Discretionary Authority of the Board of Directors to Abandon the Increase in Authorized Shares

The Board of Directors reserves the right to abandon the Increase in Authorized Shares without further action by our shareholders at any time before the effectiveness of the amendment to the Certificate of Incorporation, even if the Increase in Authorized Shares has been authorized by our shareholders at the Special Meeting. By voting in favor of the Increase in Authorized Shares, you are expressly also authorizing our Board of Directors to determine not to proceed with, and abandon, the Increase in Authorized Shares if it should so decide.

Appendix Relating to the Increase in Authorized Shares

The form of the amendment to our Certificate of Incorporation relating to this Proposal No. 2 and Proposal No. 3, which we would file with the Secretary of State of the State of Delaware to effect the Increase in Authorized Shares and the Preferred Stock Authorization described herein below under Proposal No. 3, is attached to this proxy statement as Appendix A.

Anti-Takeover Effects

Although the Increase in Authorized Shares is not motivated by anti-takeover concerns and is not considered by our Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in the best interests of our shareholders, thus diluting the ownership and voting rights of the person seeking to obtain control of our company. In certain circumstances, the issuance of Common Stock without further action by the shareholders may have the effect of delaying or preventing a change in control of the company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile takeover of our company by a third-party, or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the company or of any present attempt to acquire a large block of our Common Stock.

Vote Required

The affirmative vote of shareholders that represent a majority of the shares of voting capital stock issued and outstanding is required to approve the Increase in Authorized Shares. Abstentions and broker non-votes will be treated as votes against the proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE INCREASE IN AUTHORIZED SHARES.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO AUTHORIZE 50,000,000
SHARES OF “BLANK CHECK” PREFERRED STOCK.

General

Our Board of Directors has unanimously adopted (i) a resolution approving an amendment to our Certificate of Incorporation to authorize 50,000,000 shares of “blank check” Preferred Stock, par value $0.001 per share (the “Preferred Stock Authorization”) and (ii) directing that the Preferred Stock Authorization be submitted to the shareholders for approval at the Special Meeting.

If this proposal is approved, and the Preferred Stock is authorized, it may be issued, from time to time, as authorized by the Board of Directors in one or more series, in such numbers of shares, with such designations, powers, including voting powers, full or limited, or no voting powers, preferences, and relative, participating, optional, or other special rights, qualifications, limitations, and restrictions as the Board of Directors determines. The powers, preferences, and relative, participating, optional, or other special rights of each series of Preferred Stock, and any qualifications, limitations, or restrictions of a series may differ from those of any other series.

Our Board of Directors has determined that the Preferred Stock Authorization proposal is in the best interests of the Company and recommends approval by shareholders.

Potential Advantages of the Preferred Stock Authorization

Our Board of Directors has adopted the proposed amendment to provide maximum financial and strategic flexibility with respect to future financing transactions as well as providing liquidation preferences for all existing holders of Common Stock in connection with any potential strategic transactions. Preferred Stock is commonly authorized by publicly traded companies and can be used as a preferred means of raising capital or ensure liquidation preferences to one or more classes of shareholders. In some circumstances, companies, including ours, have been required to issue senior classes of securities to raise capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and issuing companies. Such senior securities often include liquidation preferences and dividend rights, conversion privileges and other rights not found in Common Stock.

If the proposal is approved, and our Certificate of Incorporation is amended, our Board of Directors would be able to issue the additional shares of authorized Preferred Stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board of Directors may in the future establish by resolution or resolutions and by filing a certificate pursuant to the Delaware General Corporation Law (a “Preferred Stock Designation”), from time to time, providing for the issuance of such Preferred Stock. No vote of the holders of our Common Stock or Preferred Stock, unless otherwise expressly provided in the Certificate of Incorporation or in a Preferred Stock Designation creating any series of Preferred Stock or, to the extent the Company chooses to comply with any limiting rules of any securities exchange or quotation system on which shares of our common or Preferred Stock are then listed or traded, will be a prerequisite to the issuance of any series of Preferred Stock.

Approval of the proposed amendment will not alter or modify the rights, preferences, privileges or restrictions of outstanding shares of our Common Stock.

Potential Disadvantages of the Preferred Stock Authorization

The authorized but unissued shares of Preferred Stock may generally be issued from time to time for such proper corporate purposes as may be determined by our Board or, as required by law or the rules of the Nasdaq Stock Market, with the approval and authorization of our shareholders. Our Board does not intend to solicit further shareholder approval prior to the issuance of shares of Preferred Stock, except as may be required by applicable law or by the rules of the Nasdaq Stock Market.

The possible future issuance of shares of our Preferred Stock or securities convertible or exercisable into our Preferred Stock could affect our current shareholders in a number of ways. The issuance of new shares of Preferred Stock could cause immediate dilution of the ownership interests and the voting power of our existing shareholders.

New issuances of Preferred Stock may also affect the number of dividends, if any, paid to such shareholders and may reduce the share of the proceeds that they would receive upon the future liquidation, if any, of the company.

In addition, the future issuance of shares of our Preferred Stock or securities convertible or exercisable into shares of our Preferred Stock could:

●	dilute the market price of our Common Stock, to the extent that the shares of Common Stock are issued and sold at prices below current trading prices, or, if the issuance consists of securities convertible or exercisable into Common Stock, to the extent that the securities provide for the conversion or exercise into Common Stock at prices that could be below current trading prices of the Common Stock, which dilution, in each case, may increase the volatility and affect the market value of our trading securities;

●	dilute the earnings per share, if any, and book value per share of the outstanding shares of our Common Stock; and

●	make the payment of dividends on Common Stock, if any, potentially more expensive.

No specific shares of Preferred Stock are being designated at this time, and we do not currently have any plans to issue shares of Preferred Stock.

Anti-Takeover Effects

Although the proposed amendment is not motivated by anti-takeover concerns and is not considered by the Board to be an anti-takeover measure, the availability of authorized shares of Preferred Stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, Preferred Stock could be issued to purchasers who might side with management in opposing a takeover bid which the Board determines is not in the best interests of the Company and its shareholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, issuing Preferred Stock without further action by the shareholders may delay or prevent a change of control of the Company, may discourage bids for the Company’s Common Stock or Preferred Stock at a premium over the market price of the Common Stock or Preferred Stock, and may adversely affect the market price of the Common Stock or Preferred Stock. Thus, increasing the authorized Preferred Stock could render more difficult and less likely a hostile merger, tender offer, or proxy contest, assumption of control by a holder of a large block of the Company’s stock, and the possible removal of the Company’s incumbent management. We are not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of our stock.

No Appraisal Rights

Under Delaware General Corporation Law, the Company’s shareholders are not entitled to appraisal rights with respect to the proposed amendment.

Procedure for Implementing the New Class of Preferred Stock

If this proposal is approved by our shareholders, our Board of Directors will cause the “Blank Check” Stock Authorization to be implemented by filing an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The Preferred Stock Authorization will become effective on the date that it is filed.

Discretionary Authority of the Board to Abandon Preferred Stock Authorization

The Board of Directors reserves the right to abandon the Preferred Stock Authorization without further action by our shareholders at any time before the effectiveness of the amendment to the Certificate of Incorporation, even if the Authorization has been authorized by our shareholders at the Special Meeting. By voting in favor of the Authorization, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Preferred Stock Authorization if it should so decide.

Appendix Relating to the Preferred Stock Authorization

The form of the amendment to our Certificate of Incorporation relating to this Proposal No. 3 and Proposal No. 2, which we would file with the Secretary of State of the State of Delaware to effect the Preferred Stock Authorization and the Increase in Authorized Shares described herein above under Proposal No. 2, is attached to this proxy statement as Appendix A.

Required Vote

The affirmative vote of shareholders that represent a majority of the shares of voting capital stock issued and outstanding is required to approve the Preferred Stock Authorization. Abstentions and broker non-votes will be treated as votes against the proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO AUTHORIZE A NEW CLASS OF “BLANK CHECK” PREFERRED STOCK.

PROPOSAL NO. 4

Approval of an Amendment to the CERTIFICATE OF INCORPORATION to effect A reverse stock split

General

The Board of Directors is requesting shareholder approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our outstanding Common Stock at a reverse stock split ratio ranging from any whole number between 1-for-10 and 1-for-15 (the “Reverse Stock Split”), subject to and as determined by the Board of Directors, by June 2, 2025. Our Board of Directors has unanimously approved and declared advisable the amendment relating to the Reverse Stock Split and recommends that our shareholders approve the amendment. The new language shall be added to Section (b) of Article III of our Certificate of Incorporation and contained in an amendment to effect the Reverse Stock Split attached to this proxy statement as Appendix B.

The primary reason we are seeking shareholder approval of the Reverse Stock Split is to attempt to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that if the Reverse Stock Split proposal is not approved by our shareholders, it is possible that our Common Stock will be delisted from The Nasdaq Capital Market.

If our shareholders approve this proposal, then we will cause an amendment to our Certificate of Incorporation to be filed with the Delaware Secretary of State and effect the Reverse Stock Split if and only if our Board of Directors subsequently determines that the Reverse Stock Split would be in the best interests of the Company and its shareholders. As filed, the amendment would state the number of outstanding shares to be combined into one share of our Common Stock, at the ratio approved by our Board of Directors within the range approved by our shareholders. Following the shareholders’ approval of this Proposal No. 4, no further action on the part of the shareholders will be required to either implement or abandon the Reverse Stock Split and the Board of Directors may effect and implement the Reverse Stock Split at any time prior to June 2, 2025.

Our Board of Directors also may determine, in its sole discretion, not to effect the Reverse Stock Split and not to file the related amendment. Although we presently intend to effect the Reverse Stock Split to regain compliance with The Nasdaq Capital Market’s minimum bid price requirement, our Board of Directors has reserved the right, notwithstanding our shareholders’ approval of the proposed amendment of the Certificate of Incorporation, to abandon the proposed amendment at any time (without further action by our shareholders) before the amendment of the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Our Board of Directors may consider a variety of factors in determining whether or not to proceed with the proposed amendment of the Certificate of Incorporation, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our Common Stock, rule changes and/or guidance from Nasdaq, business developments, and our actual and projected stock price performance. If the closing bid price of our Common Stock on The Nasdaq Capital Market reaches a minimum of $1.00 per share and remains at or above that level for a minimum of ten consecutive trading days (or longer, if required by the Nasdaq Listing Qualifications Panel), as discussed more fully below, our Board of Directors may decide to abandon the filing of the proposed amendment of the Certificate of Incorporation.

As of the Record Date, there were 25,992,995 shares of our Common Stock issued and outstanding, 569,016 unissued shares of Common Stock are reserved for issuance in connection with outstanding options to purchase Common Stock, and 5,022,123 unissued shares of Common Stock are reserved for issuance in connection with outstanding warrants to purchase Common Stock. Based on such number of shares of our Common Stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split, we will have, depending on the Reverse Stock Split ratio selected by our Board, issued and outstanding shares of stock as illustrated by the table under the caption “Effects of the Reverse Stock Split – Effect on Shares of Common Stock.”

The Reverse Stock Split will not change the number of authorized shares of our Common Stock or the relative voting power of such holders of our outstanding Common Stock. The relative number of authorized but unissued shares of our Common Stock will materially increase and will be available for issuance by the Company. The Reverse Stock Split, if effected, would affect all holders of our Common Stock uniformly.

No fractional shares of our Common Stock would be issued as a result of the Reverse Stock Split. Instead, any shareholders who would have been entitled to receive fractional shares as a result of the Reverse Stock Split would receive one whole share of Common Stock in lieu of such fractional shares. Each holder of our Common Stock would hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that shareholder did immediately prior to the Reverse Stock Split. The par value of our Common Stock would continue to be $0.001 per share (see “Effects of the Reverse Stock Split – Reduction in Stated Capital”).

Reasons for the Reverse Stock Split

Our Common Stock is publicly traded and listed on The Nasdaq Capital Market under the symbol “CLRO”. Our primary objective in effectuating the Reverse Stock Split would be to attempt to raise the per-share trading price of our Common Stock to continue our listing on The Nasdaq Capital Market. To maintain listing, The Nasdaq Capital Market requires, among other things, that our Common Stock maintain a minimum closing bid price of $1.00 per share.

On June 20, 2024, we received a written notice (“Notice”) from Nasdaq stating that we are not currently in compliance with the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) because our Common Stock failed to maintain a minimum closing bid price of $1.00 per share for 30 consecutive business days (“Minimum Bid Price Requirement”). The Notice indicated that, consistent with Nasdaq Listing Rule 5810(c)(3)(A), we had 180 days, or until December 17, 2024, to regain compliance with the Minimum Bid Price Requirement by having the minimum bid price of our Common Stock meet or exceed $1.00 per share for at least ten consecutive business days.

On December 18, 2024, the Company received a letter from Nasdaq advising that the Company has been granted a 180-day extension to June 16, 2025 to regain compliance with the Minimum Bid Price Requirement, in accordance with Nasdaq Listing Rule 5810(c)(3)(A).

The closing bid price for our Common Stock on The Nasdaq Capital Market since June 20, 2024 has continued to be below $1.00 per share. We strongly encourage you to vote in favor of this Proposal No. 4 to increase the likelihood that compliance may be achieved prior to action being taken to delist us from The Nasdaq Capital Market in the event that the closing bid price for our Common Stock does not become compliant with the Minimum Bid Price Requirement prior to June 16, 2025.

We are seeking shareholder approval for the authority to effectuate the Reverse Stock Split as a means of increasing the share price of our Common Stock at or above $1.00 per share in order to attempt to avoid delisting by Nasdaq, in the event we are not able to satisfy the minimum bid price requirement in adequate time before the deadline. We expect that the Reverse Stock Split would increase the bid price per share of our Common Stock above the $1.00 per share minimum price for the required number of days, thereby satisfying this listing requirement. However, there can be no assurance that the Reverse Stock Split would have that effect, initially or in the future, or that it would enable us to maintain the listing of our Common Stock on The Nasdaq Capital Market. We are not aware of any present efforts by anyone to accumulate our Common Stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

In addition, we believe that the low per-share market price of our Common Stock impairs its marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our Common Stock.

We believe that the decrease in the number of shares of our outstanding Common Stock because of the Reverse Stock Split, and the anticipated increase in the price per share, would possibly promote greater liquidity for our shareholders with respect to their shares. However, liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effectuated.

There can be no assurance that the Reverse Stock Split would achieve any of the desired results. There also can be no assurance that the price per share of our Common Stock immediately after the Reverse Stock Split would increase proportionately with the Reverse Stock Split, or that any increase would be sustained for any period of time.

We believe the Reverse Stock Split is the most likely way to support the price of our Common Stock in reaching the minimum bid level required by The Nasdaq Capital Market, although effecting the Reverse Stock Split cannot guarantee that we would be in compliance with the minimum bid price requirement for even the minimum ten-day trading period. In addition, the Reverse Stock Split cannot guarantee we would be in compliance with the other criteria required to maintain our listing on the Nasdaq Capital Market.

In evaluating whether to seek shareholder approval for the Reverse Stock Split, our Board of Directors took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our shareholders approve the Reverse Stock Split, our Board of Directors reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our shareholders to effect such Reverse Stock Split.

Criteria the Board May Use to Determine Whether to Implement the Reverse Stock Split

When determining whether to implement the Reverse Stock Split, and which Reverse Stock Split ratio to implement, if any, following the receipt of shareholder approval, the Board of Directors may consider various factors, including:

●	the historical trading price and trading volume of our Common Stock;

●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

●	the listing requirements, other rules and guidance from The Nasdaq Capital Market;

●	the number of shares of our Common Stock outstanding;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market, legal and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure that an implemented Reverse Stock Split will increase our stock price and for the required time period. We expect that, if implemented, the Reverse Stock Split will increase the market price of our Common Stock; however, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied. Some investors may view a reverse stock split negatively. It is possible that the per share price of our Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Common Stock following the Reverse Stock Split. Furthermore, the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower priced stocks.

In addition, although we believe the Reverse Stock Split may enhance the marketability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance or general market trends. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage declines as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

If implemented, the proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs. The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. Additionally, if the Reverse Stock Split is implemented, it will increase the number of our shareholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Common Stock as described above.

The Reverse Stock Split will not result in a decrease in our authorized shares. Although the Reverse Stock Split would not have any dilutive effect on our shareholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance, resulting in an effective increase in the relative number of authorized shares available for issuance in the discretion of the Board of Directors. The Board of Directors from time to time may deem it to be in the best interests of the Company and its shareholders to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If the Board of Directors authorizes the issuance of additional shares of Common Stock subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing shareholders may be greater than would occur had the Reverse Stock Split not been effected.

Effective Time

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by shareholders and implemented by the Board of Directors, will be the date and time set forth in the Certificate of Amendment to the Amended and Restated Certificate of Incorporation that is filed with the Delaware Secretary of State, which will be no later than June 2, 2025.

If, at any time prior to the filing of such amendment with the Delaware Secretary of State, the Board of Directors, in its discretion, determines that it is in our best interests and the best interests of our shareholders to delay the filing of such amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our shareholders.

Fractional Shares

Shareholders would not receive fractional shares of Common Stock in connection with the Reverse Stock Split. Instead, any shareholder who would otherwise be entitled to a fractional share of our Common Stock as a result of the Reverse Stock Split shall be entitled to receive one whole share of Common Stock.

Effects of the Reverse Stock Split

General

After the Effective Time of the Reverse Stock Split, should the Board of Directors elect to implement it, each shareholder will own a reduced number of shares of Common Stock. The Reverse Stock Split would affect all of our shareholders uniformly, however, and would not affect any shareholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share as described above. Voting rights and other rights and preferences of the holders of our Common Stock would not be affected by the Reverse Stock Split (other than as a result of the issuance of one whole share of Common Stock in lieu of fractional shares). For example, a holder of 3% of the voting power of the outstanding shares of our Common Stock immediately prior to the Reverse Stock Split would continue to hold 3% (assuming there is no impact as a result of the issuance of one whole share of Common Stock in lieu of issuing fractional shares) of the voting power of the outstanding shares of our Common Stock immediately after the Reverse Stock Split. The number of shareholders of record would not be affected by the Reverse Stock Split.

The principal effects of the Reverse Stock Split would be that:

●	each 10 to 15 shares of our Common Stock owned by a shareholder (depending on the Reverse Stock Split ratio selected by the Board of Directors), would be combined into one new share of our Common Stock;

●	no fractional shares of Common Stock would be issued in connection with the Reverse Stock Split; instead, holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Stock Split would receive one whole share of Common Stock as explained above;

●	by reducing the number of shares of Common Stock outstanding without reducing the number of shares of available but unissued Common Stock, the Reverse Stock Split will effectively increase the relative number of authorized but unissued shares, which the Board of Directors may use in connection with future financings or other issuances;

●	based upon the Reverse Stock Split ratio selected by the Board of Directors, proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding equity awards and Common Stock warrants with respect to the number of shares of Common Stock subject to such award or warrant and the exercise price thereof, in each case to the extent applicable, subject to the terms of such awards and warrants;

●	the number of shares of Common Stock authorized under our equity compensation plans will be proportionately adjusted for the Reverse Stock Split ratio selected by the Board of Directors; and

●	the number of shareholders owning “odd lots” of less than 100 shares of our Common Stock may potentially increase; odd lot shares may be more difficult to sell and brokerage commissions and other costs of transactions in odd lots generally are proportionately higher than the costs of transactions in “round lots” of even multiples of 100 shares.

We believe that any potential negative effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Common Stock

For the purposes of providing examples of the effect of the Reverse Stock Split on our Common Stock, the following table contains approximate information, based on share information as of the Record Date, of the effect of a Reverse Stock Split at certain ratios within the range of the proposed Reverse Stock Split ratios on the number of shares of our Common Stock authorized, outstanding and authorized but not outstanding:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding(1)	Number of Shares of Common Stock Authorized but Not Outstanding(2)
Pre-Reverse Stock Split	50,000,000	25,992,995	5,591,161
Post-Reverse Stock Split 10:1	50,000,000	2,599,800	522,909
Post-Reverse Stock Split 11:1	50,000,000	2,363,500	475,380
Post-Reverse Stock Split 12:1	50,000,000	2,166,583	435,767
Post-Reverse Stock Split 13:1	50,000,000	1,999,962	403,249
Post-Reverse Stock Split 14:1	50,000,000	1,857,143	393,507
Post-Reverse Stock Split 15:1	50,000,000	1,733,367	348,819

(1)	Assumes issuance of 500 shares in respect of fractional shares for round lots.
(2)	Assumes issuance of options to purchase 22 shares in respect of fractional share interests in options held by persons other than directors and officers.

After the Effective Time of the Reverse Stock Split that our Board of Directors elects to implement, our Common Stock would have a new CUSIP number.

Effect on Outstanding Equity Awards and Equity Plans

If the Reverse Stock Split is approved by our shareholders and our Board of Directors decides to implement the Reverse Stock Split, as of the Effective Time, based on the Reverse Stock Split ratio selected by the Board of Directors, proportionate adjustments will be made to all then-outstanding equity awards with respect to the number of shares of Common Stock subject to such award and the exercise price thereof, with any fractional share amounts being rounded up to the next whole share of Common Stock. In addition, the number of shares of Common Stock available for issuance under our equity compensation plans will be proportionately adjusted for the Reverse Stock Split ratio selected by the Board of Directors, such that fewer shares will be subject to such plans.

Effect on Outstanding Warrants

If the Reverse Stock Split is approved by our shareholders and our Board of Directors decides to implement the Reverse Stock Split, as of the Effective Time, based on the Reverse Stock Split ratio selected by the Board of Directors, proportionate adjustments will be made to all then-outstanding warrants to purchase Common Stock with respect to the number of shares of Common Stock subject to such warrant and the exercise price thereof, with any fractional share amounts being rounded up to the next whole share of Common Stock.

Reduction in Stated Capital

Pursuant to the Reverse Stock Split, the par value of our Common Stock would remain $0.001 per share. As a result of the Reverse Stock Split, at the Effective Time, the stated capital on our balance sheet attributable to our Common Stock would be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. Our shareholders’ equity, in the aggregate, would remain unchanged.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of our outstanding shares of Common Stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our shareholders.

Upon the Reverse Stock Split, we intend to treat shareholders holding shares of our Common Stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered shareholders whose shares of our Common Stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of our Common Stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our Common Stock in registered book-entry form. A transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our Common Stock you hold.

If you hold any of your shares of our Common Stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our Common Stock for either: (1) a certificate representing the post-Reverse Stock Split shares of our Common Stock or (2) post-Reverse Stock Split shares of our Common Stock in a book-entry form, evidenced by a transaction statement that will be sent to your address of record indicating the number of shares of our Common Stock you hold. Beginning at the Effective Time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of our Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Shareholders should not destroy any share certificate(s) and should not submit any share certificate(s) until requested to do so.

Interests of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other shareholders.

Reservation of Right to Delay the Filing of the Amendment, or Abandon the Reverse Stock Split

The Board of Directors reserves the right, notwithstanding shareholder approval of this Proposal No. 4 and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if the Board of Directors, in its sole discretion, determines that it is no longer in our best interests and the best interests of our shareholders to proceed with the Reverse Stock Split. Such determination will be based upon factors the Board of Directors deems appropriate, including our then current stock price, the existing and expected marketability and liquidity of our Common Stock, prevailing market conditions, rule changes and/or guidance by Nasdaq, and the likely effect on the market price of our Common Stock. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware on or before June 2, 2025, the Board of Directors will be deemed to have abandoned the Reverse Stock Split.

No Dissenters’ Rights

Under Delaware law, shareholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Material U.S. Federal Tax Consequences of the Reverse Stock Split

The following discussion is a summary of material U.S. federal income tax consequences of an implemented Reverse Stock Split to U.S. Holders (as defined below). This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), and judicial decisions in each case in existence on the date hereof, all of which are subject to change. Any such change could apply retroactively and could adversely affect the tax consequences described below. No assurance can be given that the IRS will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been or will be sought or obtained from the IRS regarding the tax consequences of the transactions described herein.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of our Common Stock that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt organizations, S corporations, partnership and other pass through entities (and investors therein), mutual funds, insurance companies, banks and other financial institutions, dealers in securities, brokers or traders in securities, commodities or currencies, that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, persons who hold shares of our Common Stock as part of a straddle, hedging, constructive sale, conversion, or other integrated transaction, U.S. Holders that have a functional currency other than the U.S. dollar, and persons who acquired shares of our Common Stock as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan). Furthermore, this summary does not discuss any alternative minimum tax consequences or the Medicare contribution tax on net investment income and does not address any aspects of U.S. state or local or non-U.S. taxation. This summary only applies to those beneficial owners that hold shares of our Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

If an entity classified for U.S. federal income tax purposes as a partnership owns shares of our Common Stock, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity and such member. The tax treatment of such an entity, and the tax treatment of any member of such an entity, are not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership and that owns shares of our Common Stock, and any members of such an entity, are encouraged to consult their tax advisors.

BENEFICIAL OWNERS OF SHARES OF OUR COMMON STOCK ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL INCOME, ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

We intend to take the position that the Reverse Stock Split constitutes a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization:

●	a U.S. Holder will not recognize gain or loss on the Reverse Stock Split;

●	the aggregate tax basis of the shares of our Common Stock received by a U.S. Holder in the Reverse Stock Split will be equal to the aggregate tax basis of the shares exchanged therefor; and

●	the holding period of the shares of our Common Stock received by a U.S. Holder in the Reverse Stock Split will include the holding period of the shares exchanged therefor.

U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among shares of Common Stock which were acquired by a shareholder on different dates and at different prices. U.S. Holders that acquired shares of our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such shares. The tax treatment of the receipt of a full share of Common Stock in lieu of a fractional share is unclear. Shareholders should consult their own tax advisors to determine the consequences to them of receiving such a full share in lieu of a fractional share.

Appendix Relating to the Reverse Stock Split

The form of the amendment to our Certificate of Incorporation relating to this Proposal No. 4, which we would file with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, is attached to this proxy statement as Appendix B.

Required Vote

The affirmative vote of shareholders that represent a majority of the shares of voting capital stock issued and outstanding is required to approve the Reverse Stock Split. Abstentions and broker non-votes will be treated as votes against the proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT.

PROPOSAL NO. 5

Approval of an Amendment to the CERTIFICATE OF INCORPORATION to eliminate the prohibition against sHAREholders acting by written consent AND EXPRESSLY
AUTHORIZE SHAREHOLDERS TO ACT BY WRITTEN CONSENT

General

We are submitting for shareholder approval an amendment to our Certificate of Incorporation to remove the prohibition against shareholders taking action by written consent without holding a meeting. Our Board of Directors has unanimously approved, and recommends that all shareholders approve, the proposed amendment to Section (a) of Article VI of the Certificate of Incorporation to remove this prohibition by deleting Section (a) of Article VI in its entirety and expressly authorize shareholders to act by written consent. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of Section (a) of Article VI of the Certificate of Incorporation, which is set forth below:

(a)	No Action by Written Consent. Any action required or permitted to be taken by the shareholders of the Corporation may be effected only at a duly called annual or special meeting of shareholders of the Corporation and may not be effected by any consent in writing by such shareholders.

If you approve Proposal No. 5, the above section will be deleted from our Certificate of Incorporation and the following text will be approved as new Section (a) of Article VI of the Certificate of Incorporation:

(a) Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

We urge you to carefully read the section in its entirety and consider the implications of amending the Certificate of Incorporation to eliminate the prohibition against shareholders acting by written consent and expressly authorize shareholders to act by written consent because this summary may not contain all the information about this amendment that is important to you.

Background and Reason for the Recommendation

As part of the Board of Directors’ review of our corporate governance policies, the Board considered the advantages and disadvantages of prohibiting shareholder action by written consent similar to that currently found in Section (a) of Article VI of our Certificate of Incorporation. This type of prohibition generally is intended to facilitate corporate stability by requiring shareholder action to occur at a duly called and convened shareholder meeting. These voting limitations prohibiting shareholder action by written consent may also have the effect of providing anti-takeover protection to the Company. However, many investors and others view prohibitions against shareholder action by written consent as conflicting with principles of good corporate governance by preventing shareholders from fully exercising their voting rights as shareholders due to the need to convene at an annual or special meeting to effect change. Section 228 of the Delaware General Corporation Law (the “DGCL”) allows shareholders to act by written consent unless otherwise provided in the corporation’s certificate of incorporation.

After considering the advantages and disadvantages of the prohibition on shareholder action by written consent set forth in Section (a) of Article VI of our Certificate of Incorporation, the Board of Directors has unanimously voted to propose to the shareholders that Section (a) of Article VI be amended to remove the prohibition, and instead allow shareholders to take actions as provided by Section 228 of the DGC. In reaching this determination to propose this amendment to our Certificate of Incorporation, the Board of Directors concluded that the benefits of prohibiting shareholder action by written consent were outweighed by the Board of Directors’ belief that removing the prohibition is a meaningful step towards achieving our goal of ensuring that our corporate governance policies conform to current best practices and maximizing the ability of our shareholders to appropriately participate in the affairs of the Company.

For the reasons described above, our Board believes that this Proposal No. 5 to amend our Certificate of Incorporation by deleting Section (a) of Article VI is advisable and in the best interests of the Company and its shareholders, and to amend and restate Section (a), Article VI of the Certification of Incorporation as set forth above to expressly authorize shareholders to act by written consent.

Appendix Relating to the Elimination of the Prohibition on Against Shareholders Acting by Written Consent

The form of the amendment to our Certificate of Incorporation relating to this Proposal No. 5, which we would file with the Secretary of State of the State of Delaware to eliminate the prohibition against shareholders acting by written consent and expressly authorize shareholders to act by written consent, is attached to this proxy statement as Appendix C.

Related Amendment to our Bylaws

The Board of Directors has conditionally approved an amendment to our bylaws, subject to shareholder approval of this Proposal No. 5, to eliminate related provisions set forth in Section 1.11 of Article I our Bylaws that prohibited shareholders from acting by written consent and adopt provisions in Section 1.11 to expressly authorize shareholders to act by written consent in lieu of a meeting. The form of this bylaw amendment is attached to this Proxy Statement as Appendix D, and will become effective upon filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware relating to.

Required Vote

The affirmative vote of shareholders that represent a sixty-six and two-thirds percent (66.66%) majority of the shares of voting capital stock issued and outstanding is required to approve the elimination of the prohibition against shareholders acting by written consent and to expressly authorize shareholders to act by written consent in lieu of a meeting. Abstentions and broker non-votes will be treated as votes against the proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELIMINATION OF THE PROHIBITION AGAINST SHAREHOLDERS ACTING BY WRITTEN CONSENT AND EXPRESS AUTHORIZATION OF SHAREHOLDERS TO ACT BY WRITTEN CONSENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of our Common Stock as of March 28, 2025, except as otherwise stated, by (i) each director and nominee for director, (ii) the named executive officers, (iii) all of our named executive officers and directors as a group, and (iv) each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock.

	Shares Beneficially Owned
	Currently Owned	Currently Owned Percent (2)	Shares that could be acquired within 60 days	Total	Percent
Name of Beneficial Owner (1)	(A)	(B)	(C)	(D)	(E)
Directors and Executive Officers:
Derek L. Graham	5,260	0.02%	27,500	32,760	0.12%
Larry R. Hendricks	13,048	0.05%	40,000	53,048	0.20%
Lisa B. Higley(3)	14,051	0.05%	10,000	24,051	0.09%
Eric L. Robinson	65	0.00%	38,333	38,398	0.14%
Bruce Whaley	12,000	0.05%	10,000	22,000	0.08%
Simon Brewer	—	—%	—	—	—%
Total (Directors and Officers)	44,424	0.17%	125,833	170,257	0.63%
5% Shareholders:
Edward D. Bagley (4)	12,590,528	48.44%	723,628	13,314,156	49.60%

(1)	Except as otherwise indicated, each person named in the table has sole voting and investment power, subject to applicable community property law. Except as otherwise indicated, each person may be reached at our corporate offices c/o ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.
(2)	The percentages shown in Column (B) are calculated based on shares of Common Stock outstanding on March 27, 2025. The numbers shown in Column (D) and percentages shown in Column (E) include the shares of Common Stock actually owned as of March 27, 2025 and the shares of Common Stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that each identified person or group had the right to acquire within 60 days of March 27, 2025 upon the exercise of the stock options and warrants shown in Column (C) are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by the persons or groups listed above.
(3)	This information is based upon the Form 4 filed with the SEC as of June 2, 2023. Lisa Higley, who was appointed a Director effective July 20, 2020, is the daughter of Edward D. Bagley, and each of them has previously disclaimed beneficial ownership of Common Stock beneficially owned by the other. The share amounts indicated for Ms. Higley do not include any shares held by Edward D. Bagley. The share amounts indicated for Ms. Higley do not include 6,546 shares owned by her spouse and 2,252,636 shares held by a trust in which she is a co-trustee.
(4)	Mr. Bagley may be deemed to own an additional 355,257 shares of Common Stock that Carolyn Bagley owns individually. Mr. Bagley, however, disclaims beneficial ownership of these shares that may be indirectly beneficially owned by Mr. Bagley and they are excluded from the amounts reported in the table above. Mr. Edward D. Bagley has sole voting and dispositive power over 13,314,156 shares (including the shares that may be acquired pursuant to exercise of options to purchase 38,333 shares of Common Stock, and warrants to purchase 685,295 shares of Common Stock). This information is based upon a Form 4 as filed by Mr. Bagley with the SEC on February 28, 2025 and a Schedule 13D Amendment filed by Mr. Bagley with the SEC on February 28, 2025. E. Bryan Bagley, who resigned as Director effective November 6, 2012, is the son of Edward D. Bagley, and each of them has previously disclaimed beneficial ownership of Common Stock beneficially owned by the other. Lisa Higley, who was appointed a Director effective July 20, 2020, is the daughter of Edward D. Bagley, and each of them has previously disclaimed beneficial ownership of Common Stock beneficially owned by the other. The share amounts indicated for Mr. Edward D. Bagley do not include any shares held by E. Bryan Bagley or Lisa Higley.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2024, relating to equity compensation plans of the Company (including individual compensation arrangements) pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and rights	(b) Weighted-Average Exercise Price of Outstanding Options and Rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity Compensation Plans Approved by Stockholders	569,016	$3.32	1,015,171
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	569,016	$3.32	1,015,171

SHAREHOLDER PROPOSALS

We anticipate that our Annual Meeting of Shareholders in 2025 will be held in November 2025. Any shareholder that wishes to present any proposal for shareholder action at our Annual Meeting of Shareholders to be held during calendar year 2025 must notify us at our principal executive offices no later than August 24, 2025 in order for the proposal to be included in our proxy statement and form of proxy relating to that meeting.

Pursuant to Rule 14a-8 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2024, except in circumstances where (i) we receive notice of the proposed matter no later than August 24, 2025; and (ii) the proponent complies with the other requirements set forth in Rule 14a-8.

APPENDIX A

CERTIFICATE OF AMENDMENT
TO CERTIFICATE OF INCORPORATION
OF
CLEARONE, INC.

ClearOne, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

1. The name of the Company is ClearOne, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on October 25, 2018.

2. The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions amending the Certificate of Incorporation as follows:

The Certificate of Incorporation of ClearOne, Inc. (the “Corporation”) as currently in effect is hereby amended by deleting therefrom in its entirety sections (a) and (b) of Article III and inserting in lieu thereof the following:

(a)	Capital Stock.

The total number of shares of capital stock which the Corporation shall have the authority to issue is 200,000,000 shares, such shares being divided into 150,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 50,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

(b)	Preferred Stock.

Subject to the provisions of this Certificate of Incorporation, the Board of Directors is authorized to provide for the issuance from time to time of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable provisions of the Delaware General Corporation Law (a “Preferred Stock Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, with such voting powers, full or limited, or no voting powers, and such designations, preferences, privileges and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, including, but not limited to, determination of any of the following:

(1)	the distinctive designation of the series, whether by number, letter or title, and the number of shares which will constitute the series, which number may be increased or decreased (but not below the number of shares then outstanding and except where otherwise provided in the applicable Preferred Stock Certificate of Designation) from time to time by action of the Board of Directors;

(2)	the dividend rate, if any, and the times of payment of dividends, if any, on the shares of the series, whether such dividends will be cumulative, and if so, from what date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3)	whether the shares shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(4)	whether the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

(5)	the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(6)	whether the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(7)	the rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(8)	whether the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class of stock in any respect, or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class of stock, restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class of stock ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction;

(9)	whether the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights; and

(10)	any other powers, designations, preferences and relative, participating, optional and other special rights of that series and the qualifications, limitations or restrictions of such preferences and/or rights.

Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board of Directors in the applicable Preferred Stock Certificate of Designation as to the shares of any series of Preferred Stock prior to the issuance of any such shares, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of any meeting of stockholders. In addition, except as otherwise expressly provided in the applicable Preferred Stock Certificate of Designation, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation.

(c)	Common Stock.

The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock or any series thereof. Except as otherwise provided in this Certificate of Incorporation or as otherwise required by applicable law, all shares of Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights, powers, preferences and privileges, subject to the same qualifications, limitations and restrictions. The terms of the Common Stock shall be subject to the express terms of any series of Preferred Stock.

3. Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment to the Certificate of Incorporation was submitted to the stockholders of the Company for their approval and was duly adopted in accordance with Section 242 of the DGCL.

5. All other provisions of the Certificate of Incorporation as currently on file with the Secretary of State of the State of Delaware, shall remain in full force and effect.

In Witness Whereof, the Company has caused this Certificate of Amendment to be signed by its Chief Executive Officer this __ day of ________, 2025.

CLEARONE, INC.

By:
Name: Derek Graham
Title: Chief Executive Officer

APPENDIX B

CERTIFICATE OF AMENDMENT
TO CERTIFICATE OF INCORPORATION
OF
CLEARONE, INC.

ClearOne, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

1. The name of the Company is ClearOne, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on October 25, 2018.

2. The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions amending the Certificate of Incorporation as follows:

The Certificate of Incorporation of ClearOne, Inc. (the “Corporation”) as currently in effect is hereby amended to add the following after the first paragraph of Section (a) of Article III thereof:

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [ ] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional share interests of Common Stock as a result of the Reverse Stock Split shall be entitled to receive in lieu of such fractional share interests, upon the Effective Time, one whole share of Common Stock in lieu of such fractional share interests.

3. Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment to the Certificate of Incorporation was submitted to the stockholders of the Company for their approval and was duly adopted in accordance with Section 242 of the DGCL.

5. All other provisions of the Certificate of Incorporation as currently on file with the Secretary of State of the State of Delaware, shall remain in full force and effect.

In Witness Whereof, the Company has caused this Certificate of Amendment to be signed by its Chief Executive Officer this __ day of ________, 2025.

CLEARONE, INC.

By:
Name: Derek Graham
Title: Chief Executive Officer

APPENDIX C

CERTIFICATE OF AMENDMENT
TO CERTIFICATE OF INCORPORATION
OF
CLEARONE, INC.

ClearOne, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

1. The name of the Company is ClearOne, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on October 25, 2018.

2. The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions amending the Certificate of Incorporation as follows:

The Certificate of Incorporation of ClearOne, Inc. (the “Corporation”) as currently in effect is hereby amended by deleting therefrom in its entirety sections (a) of Article VI and inserting in lieu thereof the following:

(a) Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

3. Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment to the Certificate of Incorporation was submitted to the stockholders of the Company for their approval and was duly adopted in accordance with Section 242 of the DGCL.

5. All other provisions of the Certificate of Incorporation as currently on file with the Secretary of State of the State of Delaware, shall remain in full force and effect.

In Witness Whereof, the Company has caused this Certificate of Amendment to be signed by its Chief Executive Officer this __ day of ________, 2025.

CLEARONE, INC.

By:
Name: Derek Graham
Title: Chief Executive Officer

APPENDIX D

PROPOSED BYLAW AMENDMENT

The Bylaws of ClearOne, Inc. as currently in effect are hereby amended as follows:

1.	Section 1.11 of Article I is hereby deleted in its entirety and amended and inserting in lieu thereof the following:

SECTION 1.11 Action by Written Consent.

Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

ClearOne, Inc.

5255 Wiley Post Way Suite 500

Salt Lake City, UT 84116

<Shareholder Name>

<Shareholder Address1>

<Shareholder Address2>

<Shareholder Address3>

Control #: 0000 0000 0000
Voting Instructions You can vote by Internet or Telephone! Instead of mailing your proxy, you may choose one of the three voting options outlined below.

VOTE BY INTERNET – www.colonialstock.com/clro2025
▪	You can view the ClearOne Annual Report and Proxy Statement and submit your vote online at the website listed above up until 5:00 PM MT on 5/29/2025. You will need the control number at the left in order to do so.
▪	Follow the instructions on the secure website to complete your vote.
VOTE BY PHONE – 877-285-8605
▪	You may vote by phone until 5:00 PM MT on 5/29/2025.
▪	Please have your notice and proxy card in hand when you call.
VOTE BY MAIL
●	If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot in the postage-paid envelope provided.
●	Votes by mail must be received by 5/30/2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Derek L. Graham and Simon Brewer, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, (“Shares”) of ClearOne, Inc. (the “Company”) which the undersigned would be entitled to vote at the SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE “MEETING”) TO BE HELD AT 5225 WILEY POST WAY SUITE 500, SALT LAKE CITY, UTAH 84116 ON MAY 30, 2025, AT 9:30 A.M., MOUNTAIN TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

The Board of Directors recommends you vote FOR all the nominees for director in Proposal 1, FOR Proposals 2, 3, 4, 5, and 7, and EVERY 3 YEARS for Proposal 6.

1.	Election of Directors
			For	Withhold	For All	To withhold authority to vote for any any individual nominee(s), mark “For All Except” and write the number(s of the nominee(s) on the line below.
			All	All	Except
Nominees:
	1)	Eric L. Robinson
	2)	Lisa B. Higley	☐	☐	☐
	3)	Bruce Whaley

						For	Against	Abstain

2.	Approve the amendment to Certificate of Incorporation to increase Authorized Shares of Common Stock from 50,000,000 to 150,000,000 shares					☐	☐	☐

3.	Approve the amendment to Certificate of Incorporation to authorize 50,000,0000 shares of “Blank Check” Preferred Stock					☐	☐	☐

4.	Approve the amendment to Certificate of Incorporation to authorize a Reverse Stock Split by a ratio of between 1-for-10 to 1-for-15					☐	☐	☐

5.	Approve the amendment to Certificate of Incorporation to allow Shareholders to eliminate the prohibition against stockholders acting by written consent and expressly authorize shareholders to act by written consent					☐	☐	☐
						Every 1 year	Every 2 years	Every 3 years
6.	Approve the non-binding advisory vote of the frequency of the advisory vote on compensation of named executive officers					☐	☐	☐
						For	Against	Abstain
7.	Approval of any other matters which are properly presented					☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors recommends a vote FOR all the nominees for director in Proposal 1, FOR Proposals 2, 3, 4, 5, and 7, and EVERY 3 YEARS for Proposal 6. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR proposals 1, 2, 3, 4, 5, and 7, and EVERY 3 YEARS for proposal 6.

Please indicate if you plan to attend this meeting.	Yes	No
	☐	☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date